EXHIBIT 10.5


                  ADMINISTRATIVE SERVICE SUBCONTRACT AGREEMENT

         THIS ADMINISTRATIVE SERVICE SUBCONTRACT AGREEMENT (hereinafter "Subcontract Agreement") effective this 1st day of May, 1997, ("Effective Date") between and among DENTAL CARE ALLIANCE, INC., a Delaware corporation (hereinafter "DCA") and JOHNSON DENTAL DEVELOPMENT CORPORATION, a Michigan corporation (hereinafter "JDDC").

                                   I. RECITALS

         WHEREAS, DCA and Eight Mile Dental, P.C., Gratiot Avenue Dental, P.C., Wayne Road Dental, P.C. and Washington Boulevard Dental, P.C. (collective, the "P.C.s) are parties to an Administrative Services Agreement dated as of May 1, 1997 (the "Agreement");

         WHEREAS, because DCA has limited current operations in the State of Michigan DCA is desirous of subcontracting out its rights, duties and obligations pursuant to the Agreement;

         WHEREAS, JDDC is desirous of managing through subcontract with DCA the four dental practices set forth above.

         NOW, THEREFORE, in consideration of the foregoing mutual covenants and agreements herein contained, the parties hereto agree as follows:

                      II DUTIES AND OBLIGATIONS OF THE JDDC

         2.1 DCA hereby appoints JDDC to act and serve as the sole and exclusive subcontractor for DCA in connection with the Agreement and irrevocably assigns to JDDC, and JDDC hereby fully assumes, all of DCA's rights, powers, duties, responsibilities and obligations pursuant to and in connection with the Agreement, including specifically, without limitation, all rights, powers, duties, responsibilities and obligations of DCA under Article II and Sections 4.1, 4.3 and 5.2 of the Agreement, with the same force and effect as if JDDC were substituted for DCA thereunder.

         2.2 JDDC shall report to DCA on a monthly basis with a complete accounting of all matters in furtherance of this Subcontract Agreement.

         2.3 JDDC shall maintain an appropriate account in the name of JDDC for the benefit of DCA in the State of Michigan for the deposit of revenues and payment of expenses for the P.C's. JDDC shall maintain a cash reserve balance in the account, after payment of all expenses to be paid therefrom and prior to payment of any service fees or disbursements to DCA pursuant to Section


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3.2 below, as shall be sufficient, in its reasonable discretion, to fund working capital and other funding requirements of the P.C's and their respective businesses.

         2.4 JDDC shall maintain appropriate books and records which shall be available to DCA within a reasonable time after request and DCA shall have the right to audit the records of JDDC at any time with twenty four (24) hours' advance notice.

         2.5 JDDC shall use its best efforts to perform all the duties and obligations of DCA under its the Agreement and shall be responsible for all expenses and the performance of its subcontracted obligations.

                           III FINANCIAL ARRANGEMENTS

         3.1 JDDC shall be responsible to pay the practices operating expenses from the account pursuant to Section 2.3 above, which shall include the expenses incurred by JDDC in connection with the performance of those services as set forth in Article II of the Agreement dated May 1, 1997.

         3.2 In consideration of its duties, responsibilities and obligations assumed and performed hereunder, JDDC shall be paid a service fee as set forth in the attached Exhibit A. JDDC shall have the right to withdraw from the account maintained pursuant to Section 2.3 above the full amount of its service fees and pay all disbursements to DCA as and when JDDC shall reasonably determine appropriate, subject to compliance with the provisions of Section 2.3 above. Provided that such services fees and disbursements to DCA shall be made at the same time and in the same manner.

                           IV. INSURANCE AND INDEMNITY

          4.1 JDDC shall be added as an additional insured on the P.C's policy. JDDC shall hold harmless and defend DCA, its officers, directors, shareholders and employees, from and against any and all liability, loss, damage, claim, causes of action, and expenses (including reasonable attorneys' fees), whether or not covered by insurance, caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of JDDC's intentional or negligent acts or omissions or that of its agents, officers, directors, shareholders or employees during the term hereof.


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                             V. TERM AND TERMINATION

         5.1 This Agreement shall be effective for the same term as the Agreement.

         5.2 TERMINATION OF AGREEMENT. This Agreement will automatically terminate and cease if the Agreement is properly terminated.

         This Agreement may be terminated by DCA solely in the event JDDC fails to pay DCA any amount due and payable to DCA pursuant to the terms of Exhibit A hereof and such payment default shall continue for a thirty (30) day period after written notice thereof has been given by DCA to JDDC. DCA acknowledges that this Agreement is non-cancelable and non-terminable.

         This Agreement may also be terminated by DCA if a payment default occurs under the Promissory Note dated September 1, 1993 issued by David Ross Johnson to Profit Dental Management, Inc. or the Consulting Agreement dated September 1, 1993 between JDDC and Steven Matzkin and any such default continues after the expiration of all applicable cure periods.

         5.3 ACTIONS UPON TERMINATION OF THIS AGREEMENT.

              (a) Upon termination or expiration of this Agreement for any reason:

                   (i) JDDC shall promptly return all DCA Proprietary Information to DCA and otherwise comply with this Agreement;

                   (ii) JDDC shall promptly pay DCA all advances, loans and other amounts due hereunder and any interest due thereon; and

                   (iii) JDDC shall render a final accounting for all monies
                         deposited in, and disbursed from account ~ established pursuant to this Agreement.

                         VI. CONFIDENTIALITY AGREEMENTS

         JDDC shall have all the same confidentiality agreements as set forth in paragraph 7.1 through 7.4 of Administrative Services Agreement dated May 1, 1997.


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                          VII. INDEPENDENT CONTRACTORS

         JDDC intends to perform and act as an independent subcontractor for DCA.

                            VIII. GENERAL PROVISIONS

         8.1 WHOLE AGREEMENT; MODIFICATION. There are no other agreements or understandings, written or oral, between the parties regarding this Agreement and the Exhibits, other than as set forth herein. This Agreement shall not be modified or amended except by a written document executed by all parties to this Agreement.

         8.2 NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile transmission (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other parties with such written notice to be given as set forth in this section).

                TO JDDC:            Johnson Dental Development Corporation
                                    3872 Vista Lane
                                    Orchard Lake, Michigan 48323

                TO DCA:             Dental Care Alliance, Inc.
                                    1343 Main Street, 7th Floor
                                    Sarasota, Florida 34236
                                    Facsimile No: (941) 366-9615
                                    Attention: Dr. Steven Matzkin

                With a copy to:     Abel, Band, Russell, Collier, Pitchford and
                                    Gordon, Chartered
                                    P.O. Box 49948
                                    Sarasota, Florida 34230
                                    Facsimile No: (941) 366-3999
                                    Attention: Michael S. Taaffe, Esq.

         8.3 WAIVER OF PROVISIONS. Any waiver of any terms and conditions hereof must be in writing, and signed by the parties hereto. The Waiver of any of the terms and conditions of this


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Agreement shall not be construed as a waiver of any other terms and conditions hereof.

         8.4 GOVERNING LAW. The validity, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         8.5 EVENTS EXCUSING PERFORMANCE. Neither party shall be liable to the other party for failure to perform any of the services required herein in the event of strikes, lock-outs, acts of God, unavailability of supplies or other events over which that party has no control for so long as such events continue, and for a reasonable period of time thereafter.

         8.6 COMPLIANCE WITH APPLICABLE LAWS. All parties shall comply with all applicable federal, state and local laws, regulations and restrictions in the conduct of their obligations under this Agreement.

         8.7 SEVERABILITY. The provisions of this Agreement shall be deemed severally and if any portion shall be held invalid, illegal or unenforceable for any reason, the remainder of this Agreement shall be effective and binding upon the parties.

         8.8 ADDITIONAL DOCUMENTS. Each of the parties hereto agrees to execute any document or documents that may be requested from time to time by any other party to implement or complete such party's obligations pursuant to this Agreement.

         8.9 ATTORNEYS' FEES. If legal action is commenced by any party to enforce or defend its rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees in addition to any other relief granted.

         8.10 CONTRACT MODIFICATIONS FOR PROSPECTIVE LEGAL EVENTS. JDDC and DCA shall amend the Agreement as necessary to comply changes in laws apply to this Agreement. To the maximum extent possible, any such amended shall preserve the underlying economic and financial arrangements between the DCA and JDDC.

         8.11 REMEDIES CUMULATIVE. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any party by law shall be considered exclusive of any other remedy available to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

         8.12 LANGUAGE CONSTRUCTION. The language in all parties of this Agreement shall be construed, in all cases, according to parties acknowledgment that each party and its counsel have


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reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

         8.13 NO OBLIGATION TO THIRD PARTIES. None of the obligations and duties of any party under this Agreement shall in any way or in any manner be deemed to create any obligation to, or any rights in, any person or entity not a party to this Agreement.

         8.14 ENTIRE AGREEMENT/AMENDMENTS. This Agreement supersedes all previous contracts and agreements between the parties respecting the subject matter of this Agreement. As between or among the parties, no oral statement or prior written material not specifically incorporated herein shall be of any force and effect. This Agreement may be executed in two or more counterparts, each and all of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument and shall not be amended, altered or changed except by a written amendment signed by the parties hereto.

         8.15 Assignment. DCA and the PCs shall not have the right to assign, subcontract or sell their representative rights and obligations hereunder to any person, corporation, partnership or other legal entity without prior written consent of the other, which consent shall not unreasonably be withheld. Subject to this provision, this Agreement shall be binding upon the parties hereto, and their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                      DCA:

                                      DENTAL CARE ALLIANCE, INC., a
                                      Delaware corporation

                                      BY:
                                         -------------------------------
                                         Signature

                                      STEVEN MATZKIN
                                      ----------------------------------
                                      Printed Name

                                      PRESIDENT
                                      ----------------------------------
                                      Title

                                      JDDC:


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                                       JOHNSON DENTAL DEVELOPMENT
                                       CORPORATION, a Michigan
                                       corporation

                                       BY:
                                           -----------------------------
                                           Signature

                                       ---------------------------------
                                       Printed Name

                                       PRESIDENT
                                       ----------------------------------
                                       Title


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                                    EXHIBIT A

                                   SERVICE FEE

         As a fee for services performed pursuant to the Subcontract Agreement, Johnson Dental Development Corporation shall be entitled to retain 80% of the "net profits" (as described below) on a monthly basis. "Net profits" are defined as 74% of all revenues received from the operation of the PCs, pursuant to DCA's Administrative Services Agreement with the PCs, less the following amounts: 1) all normal operating expenses of the PCs including, without limitation, the Practice expenses (as defined in the Agreement); 2) all licensing fees owed by the PCs to DCA; 3) all Note payments due under the Promissory Note and the Asset Purchase Agreement between DCA and Ross Management Company each dated May 1, 1997; 4) all Note payments due under the Note and Stock Purchase Agreement dated September 1, 1993 between Steve Matzkin, D.D.S. and David Ross Johnson, D.D.S.;
4) the payment of Consulting Fees by JDDC to Profit Dental Management Company under the Consulting Agreement dated May 1, 1997; 5) Ross Management loans relating to practice expenses and acquisition costs; and 6) this Service Fee (80% of net profits after payment of practice expenses itemized above), shall be adjusted by $96,000 a year of additional compensation paid to David Ross Johnson for Dental Services and the $96,000 a year Note payment from DCA to Ross Management. The remaining 20% shall be paid to DCA on a monthly basis.

         [example of adjustments]

         Net profit $1,000,000.00 after all practice expenses itemized above.

         Adjustments       =         $1,000,000.00
                                       + 96,000.00 Additional Compensation
                                     -------------
                                      1,096,000.00
                                        +96,000.00 Note Payments
Adjusted Net Profits                 $1,192,000.00

JDDC receives 80%
of $1,192,000              =           $953,600.00
                                       - 96,000.00 (Additional Compensation)
                                        857,600.00
                                       - 96,000.00 (Note payments)
         JDDC Revenues                 $761,600.00 (as service fee)
         DCA receives 20%
         of $1,192,000 =               $238,400


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                                    EXHIBIT B

          [Insert Administrative Services Agreement dated May 1, 1997]


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